UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2021

Basic Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 2100	76102
Forth Worth, TX	(Zip Code)
(Address of principal executive offices)

(817) 334-4100
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share*	BASX*	The OTCQX Best Market*

* Until December 2, 2019, Basic Energy Services, Inc.’s common stock traded on the New York Stock Exchange under the symbol “BAS”. On December 3, 2019, Basic Energy Service, Inc.’s common stock began trading on the OTCQX® Best Market tier of the OTC Markets Group Inc. Deregistration under Section 12(b) of the Act became effective on March 16, 2020.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Fourth Supplemental Indenture

On June 22, 2021, Basic Energy Services, Inc. (the “Company”) entered into a Fourth Supplemental Indenture to the indenture, dated as of October 2, 2018 (as supplemented by the First Supplemental Indenture dated as of August 22, 2019, the Second Supplemental Indenture dated as of April 1, 2020, and the Third Supplemental Indenture dated as of May 3, 2021, the “Indenture”), by and among the Company, the guarantors under the Indenture and the Trustee and Collateral Agent (the “Fourth Supplemental Indenture”). The Fourth Supplemental Indenture was entered into in connection with previously announced asset sales by certain subsidiaries of the Company and the release of liens by the Collateral Agent on such assets. The Fourth Supplemental Indenture also permits certain incremental super priority indebtedness; however, no such indebtedness is contemplated at this time.

The foregoing description of the Fourth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
4.1	Fourth Supplemental Indenture, dated as of June 22, 2021 by and among Basic Energy Services, Inc., the guarantors party thereto and UMB Bank, N.A. as trustee and collateral agent.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASIC ENERGY SERVICES, INC.

	By:	/s/ Adam L. Hurley
Date: June 22, 2021		Adam L. Hurley (Executive Vice President, Chief Financial Officer, Treasurer and Secretary)